EXHIBIT 10.17.3

Name: David Heede

Address: Weaver View, Bentley Fold, Ellastone, Ashbourne, Derbyshire, DE6 2GX
United Kingdom

Date of Birth: 1 May 1961

In Burton on Trent on 1st April 2014
David,
Secondment to Molson Coors Europe s.r.o.

Further to your secondment letter dated 24 September 2013, I confirm the following change to your employment Terms & Conditions, effective from 1st April 2014.

2.     DURING THE SECONDMENT

During the secondment:

(b) You will be a mobile worker maintaining a permanent residence in the UK. You will be required to attend group locations throughout MCE as required of your duties, with a minimum requirement to spend at least 25% of your time in the performance of your duties in the United Kingdom (an average of 6 working days per month over the tax year).

With the exception of the above, all other Terms & Conditions set out in your original secondment letter dated 24 September 2013 remain the same.

Please sign, date and return the attached copy of this Letter to MCBC UK, at 137 High Street, Burton Upon Trent, Staffordshire DE 14 1JZ to the attention of Kate Holden, Head of ER Policy and Recruitment, MCBC UK within 5 working days of receipt, at the latest, to indicate your acceptance of the change in clause 2(b) of your original secondment letter dated 24 September 2013. By your acceptance of the terms and conditions of this Letter this Letter shall form an agreement between you and MCBC UK on the terms and conditions of your secondment to MCE.

Yours sincerely,

Molson Coors Brewing Company (UK) Limited

name: Anita Adam

authorization: /s/ Anita Adam

Molson Coors Brewing Company (UK) Limited

name: Kate Pearce

authorization: /s/ Kate Pearce

To:    Molson Coors Brewing Company (UK) Limited

attn.: Anita Adam and Kate Pearce (Designation of Officer)

EXHIBIT 10.17.3

1.
I hereby accept the terms and conditions of my secondment by Molson Coors Brewing Company (UK) Limited, whose registered office is at 137 High Street, Burton Upon Trent, DE14 1JZ, Staffordshire, United Kingdom, to Molson Coors Europe s.r.o., whose registered office is at Nádražni 84, Postal Code 150 54, Prague 5, Czech Republic, Identification Number: 289 85 630 registered in the Commercial Registry maintained by the Municipal Court in Prague, Section C, Insert 157920, on the terms and conditions set out in the Second Letter dated [ ], of which the above is a copy.

Date:        5.9.2014

Place:        Burton

Name:        David Heede

Address:    Weaver View, Bentley Fold, Ellastone

Date of Birth:     1.5.1961

Signature:    /s/ David Heede